SECURITY AGREEMENT
                               ------------------

     THIS SECURITY AGREEMENT (the "Agreement") is made effective as of the 16th day of February, 2005, by and between BARRON PARTNERS, LP (the "Secured Party") and XRG, INC., a Delaware corporation ("Debtor").

                              W I T N E S S E T H:

     WHEREAS, Debtor wishes to grant Secured Party a security interest in all of its assets, including without limitation, all contracts, equipment, inventory, accounts receivable and general intangibles (collectively, "Collateral") to secure payment of all loans, debts, liabilities and other obligations owed by Debtor to Secured Party, including without limitation the loans evidenced by the following Promissory Notes (the "Notes"):

     (i) a Promissory Note in the face amount of $225,809.96, dated September 10, 2004;

     (ii) a Promissory Note in the face amount of $166,275, dated October 1, 2004;

     (iii)a Promissory Note in the face amount of $1,180,000, dated February __, 2005.

All such loans, debts, notes, liabilities and indebtedness, including without limitation the Notes, are referred to collectively herein as the "Obligations"; and
     WHEREAS, Secured Party wishes to receive a security interest in the Collateral to secure payment of the Note.
     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

     1. Recitals. The above recitals are true and correct and are incorporated herein.

     2. Security Interest. Debtor hereby grants Secured Party a security interest in the Collateral to secure payment of the Obligations. The Secured Party shall have a continuing security interest in the Collateral including all additions, replacements and proceeds thereof. Debtor hereby grants Secured Party the right and authority to file a Form UCC-1 Financing Statement evidencing the security interest granted herein without notice to or signature of Debtor. In addition, Debtor covenants and agrees that to the extent Secured Party facilitates a refinancing or takeout of any of the Debtor's existing equipment financing obligations or the equipment financing obligations of the Debtor's subsidiaries, then the Debtor shall take all necessary actions to perfect the security interest of the Secured Party in such tractor/trailers or equipment through the filing of appropriate Form UCC-1 Financing Statements, appropriate notation on the titles of such equipment and shall grant Secured Party possession of such titles to evidence Secured Party's security interest and lien upon such motor vehicle tractors and trailers.

     3. Inspection of Records. Debtor shall permit Secured Party and its agents to inspect, examine, make extracts or copies of Debtor's financial records at all reasonable times without prior advance notice. Debtor shall furnish to Secured Party and its agents any additional information Secured Party may reasonably request. Debtor shall cooperate with Secured Party and its agents and honor all reasonable requests of Secured Party and its agents in effecting the inspection described above.

     4. Cooperation. Debtor shall, at its expense, execute all documents and do all such other acts as Secured Party may reasonably request in order to perfect Secured Party's security interest hereunder, including executing and paying filing fees for any UCC-1 Financing Statements.

     5. Representations and Warranties. Debtor represents and warrants that (i) it is the sole owner of the Collateral; (ii) it has full power and authority to execute this Agreement; (iii) it shall keep the Collateral fully insured; (iv) it shall not transfer or otherwise dispose of the Collateral except in the ordinary course of Debtor's business; and (v) it shall not do anything to impair the value of the Collateral or the security interest granted hereunder.

     6. Events of Default. Any of the following shall constitute an event of default:

     (1)  Default by Debtor under the Obligations or any of the Notes;
     (2) Failure of Debtor to pay when due, any tax or insurance premium in respect of the Collateral;
     (3)  Any breach by Debtor hereof;
     (4)  The dissolution of Debtor;
     (5) The filing of any insolvency proceeding in which Debtor is named as the insolvent party.

     7. Remedies. Upon an event of default, Secured Party may, declare any outstanding indebtedness under the Obligations, including any of the Notes, to be immediately due and payable. Secured Party may take immediate possession of the Collateral, and Debtor hereby grants Secured Party an irrevocable license to enter upon the premises of Debtor to take possession of any of the Collateral. Additionally, Secured Party shall have available to it all other rights and remedies at law including the Uniform Commercial Code as adopted in New York, or in equity.

     8. Waivers. Debtor expressly; (i) waives notice of default; (ii) consents that the time for all payments under the Obligations, including the Notes, may be extended by Secured Party and further consent that any Collateral or any part thereof may be released by Secured Party without in any way modifying, altering, releasing, effecting or limiting the liability of Debtor.

     9. Attorneys' Fees. Debtor hereby agrees to pay all costs of Secured Party in enforcing Secured Party's rights hereunder, including without limitation, all attorneys' fees and costs of appeal.

     10. Miscellaneous.

     a. This Agreement shall be construed in accordance with the laws of the State of New York.

     b. This Agreement contains the entire understanding between the parties and no modification hereof shall be valid unless in writing and signed by the parties.

     c. This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed as of the day and year first above written.

                                       SECURED PARTY:

WITNESSES:                             BARRON PARTNERS, LP


                                       By:
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                                       Name:
                                       -----------------------------------------
                                       Title:
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                                       DEBTOR:

WITNESSES:                             XRG, INC., a Delaware corporation


                                       By:
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                                       Name:
                                       -----------------------------------------
                                       Title:
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MTC/cam/336773v2